UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	January 2, 2024

DIRECT INVESTMENT HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-11777	95-6799846
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

150 S. Pine Island Rd., Suite 300 Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	855-456-9782

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	FEPI	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 4 – Matters Related to Accountants and Financial Statements.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       By letter dated January 2, 2024, Swalm & Associates (“Swalm”) notified the President and Treasurer and the Chief Financial Officer of Direct Investment Holdings Group, Inc. (the “Company” or the “Issuer” or “FEPI”) that effective immediately Swalm was ceasing its services as independent registered public accountants for the Company, a decision due in part to the upcoming retirement of the principal of Swalm, Edward S. Swalm, CPA. The notice has the effect of a resignation and advises that Swalm will cooperate with the Company’s new independent registered public accountants. Swalm had served as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2021 through 2022 Swalm’s report on the Company’s financial statements for the preceding two fiscal years (and all prior years) was not qualified in any respect as to any matter, nor did the opinions contain and adverse opinion or disclaimer of opinion.

The Company has provided a copy of this disclosure to Swalm to furnish the Company with a letter addressed to the Commission stating whether Swalm agrees with the statements made by the Company in this disclosure and, if not, stating the respects in which Swalm does not agree. The January 2, 2024 Swalm resignation letter is attached as an Exhibit to this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.5*	Letter dated January 2, 2024 to the Company from Swalm & Associates, P.C.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2024

DIRECT INVESTMENT HOLDINGS GROUP INC.

By:	/s/ R. James Anderson
R. James Anderson,
President and Treasurer